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                          MORGAN STANLEY FUND, INC.

                       ARTICLES SUPPLEMENTARY TO THE
                   ARTICLES OF AMENDMENT AND RESTATEMENT
                      OF THE ARTICLES OF INCORPORATION




     MORGAN STANLEY FUND, INC., a Maryland corporation (the "Corporation"); pursuant to Section 2-208 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

     SECOND, The Board of Directors of the Corporation at a meeting duly convened and held on May 27, 1998 adopted a resolution changing the name of a portfolio of the Corporation, namely the Morgan Stanley Equity Growth Fund to the Van Kampen Equity Growth Fund, so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:

Name of Class                               Number of Shares of Common
-------------                                 Stock Classified and Allocated
                                            --------------------------------

Morgan Stanley Money Market Fund            2,000,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class A                375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class B                375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class C                375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class A                           375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class B                           375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class C                           375,000,000 shares
Morgan Stanley Asian Growth Fund
            Class A                           375,000,000 shares
Morgan Stanley Asian Growth Fund
            Class B                           375,000,000 shares
Morgan Stanley Asian Growth Fund
            Class C                           375,000,000 shares

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Morgan Stanley American Value Fund
            Class A                           375,000,000 shares
Morgan Stanley American Value Fund
            Class B                           375,000,000 shares
Morgan Stanley American Value Fund
            Class C                           375,000,000 shares
Morgan Stanley Worldwide High Income Fund
            Class A                           375,000,000 shares
Morgan Stanley Worldwide High Income Fund
            Class B                           375,000,000 shares
Morgan Stanley Worldwide High Income Fund
            Class C                           375,000,000 shares
Morgan Stanley Emerging Markets Fund
            Class A                           375,000,000 shares
Morgan Stanley Emerging Markets Fund
            Class B                           375,000,000 shares
Morgan Stanley Emerging Markets Fund
            Class C                           375,000,000 shares
Morgan Stanley Latin American Fund
            Class A                           375,000,000 shares
Morgan Stanley Latin American Fund
            Class B                           375,000,000 shares
Morgan Stanley Latin American Fund
            Class C                           375,000,000 shares
Morgan Stanley European Equity Fund
            Class A                           375,000,000 shares
Morgan Stanley European Equity Fund
            Class B                           375,000,000 shares
Morgan Stanley European Equity Fund
            Class C                           375,000,000 shares
Morgan Stanley Growth and Income Fund
            Class A                           375,000,000 shares
Morgan Stanley Growth and Income Fund
            Class B                           375,000,000 shares
Morgan Stanley Growth and Income Fund
            Class C                           375,000,000 shares
Morgan Stanley International Magnum Fund
            Class A                           375,000,000 shares
Morgan Stanley International Magnum Fund
            Class B                           375,000,000 shares
Morgan Stanley International Magnum Fund
            Class C                           375,000,000 shares

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Morgan Stanley Aggressive Equity Fund
            Class A                           375,000,000 shares
Morgan Stanley Aggressive Equity Fund
            Class B                           375,000,000 shares
Morgan Stanley Aggressive Equity Fund
            Class C                           375,000,000 shares
Morgan Stanley High Yield Fund
            Class A                           375,000,000 shares
Morgan Stanley High Yield Fund
            Class B                           375,000,000 shares
Morgan Stanley High Yield Fund
            Class C                           375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
            Class A                           375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
            Class B                           375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
            Class C                           375,000,000 shares
Morgan Stanley Japanese Equity Fund
            Class A                           375,000,000 shares
Morgan Stanley Japanese Equity Fund
            Class B                           375,000,000 shares
Morgan Stanley Japanese Equity Fund
            Class C                           375,000,000 shares
Morgan Stanley Tax-Free Income Money
            Market Fund                     2,000,000,000 shares
Morgan Stanley Government Obligations
      Money Market Fund                     2,000,000,000 shares
Morgan Stanley Global Equity Fund
            Class A                           375,000,000 shares
Morgan Stanley Global Equity Fund
            Class B                           375,000,000 shares
Morgan Stanley Global Equity Fund
            Class C                           375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class A                           375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class B                           375,000,000 shares
Morgan Stanley Emerging Markets Debt
     Fund - Class C                           375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
            Class A                           375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
            Class B                           375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
            Class C                           375,000,000 shares

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Van Kampen Equity Growth Fund
            Class A                           375,000,000 shares
Van Kampen Equity Growth Fund
            Class B                           375,000,000 shares
Van Kampen Equity Growth Fund
            Class C                           375,000,000 shares
Morgan Stanley Value Fund
            Class A                           375,000,000 shares
Morgan Stanley Value Fund
            Class B                           375,000,000 shares
Morgan Stanley Value Fund
            Class C                           375,000,000 shares

     THIRD, Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     FOURTH, The description of the shares designated and classified, as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement of the Amended Articles of Incorporation and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement of the Amended Articles of Incorporation.

     IN WITNESS WHEREOF, MORGAN STANLEY FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on this 29th day of May, 1998 under penalty of perjury.


                                        MORGAN STANLEY FUND, INC.


                                        By:  /s/ Dennis J. McDonnell
                                            -----------------------------------
                                             Dennis J. McDonnell
                                             President



Attest:  /s/ Weston B. Wetherell
        ---------------------------
         Weston B. Wetherell
         Assistant Secretary